UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2003
                                                           -------------


                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         001-07560                                         98-0038412
  -----------------------                               ----------------
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)

                                 41 CEDAR AVENUE
                                P.O. BOX HM 1179
                             HAMILTON HMEX, BERMUDA
                -------------------------------------------------
                (Address of principal executive offices) Zip Code

                                  441-295-2244
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

     On July 24, 2003, Sea Containers Ltd. issued a press release announcing the expiration, on July 23, 2003, of the exchange offer of its 12 1/2% Senior Notes due 2009 for the same aggregate principal amount of its outstanding 12 1/2% Senior Subordinated Debentures due 2004. A copy of the Press Release is attached hereto as Exhibit 99.

ITEM 7.  Exhibits

99       Press Release dated July 24, 2003.







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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      SEA CONTAINERS LTD.




                                      By:  /s/ E.S. Hetherington
                                          -------------------------------
                                               Edwin S. Hetherington
                                          Vice President, General Counsel
                                               and Secretary





Date:  July 24, 2003


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



                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

  99                       Press Release dated July 24, 2003.




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